UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2012 (June 7, 2012)

Bazi International, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File Number: 001-32420

841575085
(IRS Employer Identification No.)

1 Technology Drive, Suite C-515, Irvine, California 92618
(Address of principal executive offices)

949-385-2291
(Registrant's Telephone number)

1730 Blake Street, Suite 305, Denver, Colorado 80202
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 7, 2012, Bazi International, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company, Bazi Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), GT Beverage Company, Inc., a Delaware corporation ("GT"), and MKM Capital Advisors, LLC, a Delaware limited liability company, as Holder Representative, pursuant to which Merger Sub will merge with and into GT with GT continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Company (the "Merger").

Pursuant to the terms and conditions of the Merger Agreement, at the effective time under the Merger Agreement, each holder of shares of GT common stock, par value $0.001 per share ("GT Common Stock"), will have the right to receive shares of the Company's newly-created Series A Convertible Preferred Stock, par value $0.001 per share ("Company Preferred Stock"), which shares of Company Preferred Stock will be convertible into, and represent on an as-converted basis, approximately 95.5% of the issued and outstanding shares of the Company's common stock, par value $0.001 per share ("Company Common Stock"), as of the closing of the Merger, with the remaining 4.5% retained by holders of Company Common Stock existing immediately prior to such effective time.

The Company, Merger Sub and GT have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. Each of the Company and GT have also agreed that it will not solicit proposals relating to alternative business combination transactions, subject to certain exceptions, and the Company has agreed that after the closing of the Merger it will, to the extent permitted by applicable law, seek approval and adoption, by written consent, from the Company's stockholders of an amendment to the Company's articles of incorporation to provide for a number of authorized shares of Company Common Stock to permit the conversion of the Company Preferred Stock into Company Common Stock and to otherwise fulfill the Company's commitments to issue Company Common Stock under its benefit plans or otherwise.

Consummation of the Merger is expected to occur on or before October 15, 2012 and is subject to customary conditions, including (i) the accuracy of the representations and warranties of each party, (ii) the performance in all material respects of each party's covenants under the Merger Agreement, (iii) the absence of any statute, rule, regulation or order prohibiting the consummation of the Merger, (iv) the consent to the Merger and adoption of the Merger Agreement by the stockholders of GT and (v) the receipt of investor questionnaires from the holders of GT Common Stock relating to the "accredited investor" status of such holders and other matters. GT's obligation to consummate the Merger is subject to certain other conditions, such as (i) the receipt of resignations from each director of the Company indicating that such director is resigning from the Board of Directors of the Company (the "Board") and all other positions at the Company and its subsidiaries and the appointment of directors selected by GT to the Board, (ii) the receipt by GT of a registration rights agreement related to the Company's equity issued pursuant to the Merger Agreement, (iii) the completion of financial statements of GT, (iv) the termination by the Company, at GT's election, of that certain Purchase Agreement, dated as of June 21, 2011, between Lincoln Park Capital Fund, LLC and the Company, and all other related agreements, (v) the total liabilities of the Company being under a specified amount set forth in the Merger Agreement, (vi) the conversion of all of the Company's 10% Senior Secured Convertible Notes into shares of Company Common Stock in accordance with the terms of such notes and the release of the liens thereunder, (vii) the termination or expiration of all limitations under that certain Placement Agency Agreement, dated February 1, 2010, between John Thomas Financial, Inc. and the Company, on the number of directors on the Board and rights granted to the persons specified therein to appoint any directors to the Board, (viii) GT's satisfaction with the examination and diligence investigation of the Company, and its business, assets, financial condition and results of operations and (ix) the absence of certain material adverse effects on the business, properties, financial condition or results of operations of the Company.

Under the Merger Agreement, if at and after the closing of the Merger certain representations and warranties made by the Company are not true and correct as of the closing date of the Merger and/or the total liabilities, subject to certain exclusions, of the Company and its subsidiaries exceed $300,000, the Company has agreed to issue, on a pro rata, as converted to Company Common Stock basis, an aggregate number of shares of Company Common Stock to the holders of Company Preferred Stock and shares of Company Common Stock into which such Company Preferred Stock converted determined by dividing such excess amount by the last reported sale price of a share of Company Common Stock on the OTC Bulletin Board (or other applicable exchange, or if not so traded, listed or quoted, at such price as determined by the Board in good faith) prior to the assertion of such breach or excess by the Holder Representative named in the Merger Agreement (or, if applicable, as determined by the Board as promptly as practicable after such assertion).

The Merger Agreement contains certain termination rights for both the Company and GT. In the event of termination of the Merger Agreement under certain circumstances, GT may be required to pay the Company a termination fee of $235,000, subject to adjustment for indebtedness owed by the Company to GT or its affiliates. Each party may also be entitled to other remedies available at law or in equity, and the maximum aggregate liability of each of the Company and GT for all loss or damage suffered by the other party as a result of the Merger not being consummated is limited to $75,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, GT or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and by GT, on the other hand, made solely for the benefit of the other.

Certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and GT, on the other hand. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, Merger Sub or GT at the time they were made or otherwise and should only be read in conjunction with the other information that the Company, Merger Sub or GT makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the "SEC").

Services Agreement

On June 7, 2012, the Company entered into a Services Agreement (the "Services Agreement") with GT pursuant to which, among other things, the Company will provide certain management services to GT, such as management of sales, marketing, and operations, and the direction of business planning and decisions and supplier relationships of GT, in exchange for a monthly fee. GT has the right to discontinue any such service at any time. The Services Agreement will remain in effect unless terminated (i) by GT with at least 15 days prior written notice to the Company, (ii) by the consummation of the Merger or, at GT's election, the termination thereof, or (iii) as otherwise agreed by the Company and GT.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Services Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

This communication is being made in respect of the proposed Merger involving the Company and GT. Following the closing of the Merger, the Company expects that it will either prepare an information statement or proxy statement for its stockholders containing information with respect to an amendment to its articles of incorporation, as amended, to increase its authorized shares specified in Schedule 14C or Schedule 14A, respectively, promulgated under the Securities Exchange Act of 1934 and describing such charter amendment. The Company will mail the definitive proxy or information statement, when available, to its stockholders. The Company will be filing other documents with the SEC as well. Investors are urged to carefully read the information or proxy statement regarding the proposed charter amendment and any other relevant documents in their entirety when they become available because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website, http://www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the directors and executive officers of the Company is available in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on April 6, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 7, 2012, the Company issued a Revolving Line of Credit Note in favor of GT in an initial principal amount of $254,185 (the "Note"), which replaced an approximate equivalent amount of indebtedness previously owed to GT and its affiliates under separate instruments of indebtedness. The Note permits the Company to borrow up to $600,000 from time to time. Borrowings under the Note will accrue interest at the rate per annum equal to the lesser of 1% or the maximum non-usurious interest rate permitted under applicable law. Borrowings and interest under the Note are secured by all of the inventory, proceeds and supporting obligations of the Company. The Note matures on the earlier of the closing date of the Merger or termination of the Merger Agreement.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the issuance of Company Preferred Stock in connection with the Merger is incorporated in this Item 3.02 by reference. The Company believes the foregoing transaction will be exempt from the registration requirements of the Securities Act by Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and that exemptions other than the foregoing exemption(s) may exist for the transaction.

This Current Report on Form 8-K is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company. Any securities offered in connection with the transactions described herein will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Changes in Fiscal Year.

On June 7, 2012, in connection with the transactions contemplated by the Merger Agreement, the Board amended the Amended and Restated Bylaws of the Company (the "Amendment") to provide that the provisions of the Control Shares Acquisitions Act (Sections 78.378-78.3793 of the Nevada Revised Statutes (the "NRS")), including dissenters' rights under Section 78.3793 of the NRS, do not apply to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, to the extent that such provisions may have otherwise applied.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

Press Release

On June 12, 2012, the Company issued a press release relating to the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The press release contains statements intended as forward-looking statements that are subject to the cautionary statements about forward-looking statements set forth herein and in the press release.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical fact, included herein that reference activities, events or developments that the Company, Merger Sub or GT expect, believe or anticipate will or may occur in the future, including anticipated benefits of the Merger, expected timing of the completion of the transaction and other aspects of the proposed Merger, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties, many of which are beyond the control of the Company, that may cause actual results to differ materially, including required approvals by equity holders, the failure of a party to meet any of the conditions to the close the transaction, the possibility that the anticipated benefits from the proposed Merger cannot be fully realized or may be significantly delayed, the possibility that costs or difficulties relating to integration of the two companies will be greater than expected, market conditions, operational developments and certain other risk factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither the Company, Merger Sub nor GT intends to update or revise any forward-looking statements, whether as a result of new information, further events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger among Bazi International, Inc., Bazi Acquisition Sub Inc., GT Beverage Company, Inc. and MKM Capital Advisors, LLC dated as of June 7, 2012
3.1	Amendment to the Amended and Restated Bylaws of Bazi International, Inc.
10.1	Services Agreement between Bazi International, Inc. and GT Beverage Company, Inc. dated June 7, 2012
10.2	Revolving Line of Credit Note dated June 7, 2012
99.1	Press Release dated June 12, 2012

* Pursuant to Item 601(b)(2) of Regulation S-K, Bazi International, Inc. agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bazi International, Inc.

Date: June 12, 2012	By:	/s/ Deborah Wildrick
Deborah Wildrick
Chief Executive Officer